Exhibit 21.1

SUBSIDIARIES OF SL GREEN REALTY CORP.

Entity Name	State of Incorporation
1 Madison Residential Holdings B LLC	Delaware
10 E 53 Owner LLC	Delaware
100 Church Fee Owner LLC	Delaware
1010 Washington SLG Owner LLC	Delaware
107-30 Rockaway Blvd LLC	Delaware
1080 Amsterdam Green A Member LLC	Delaware
1080 Amsterdam Green B Member LLC	Delaware
1080 Amsterdam Lessee LLC	Delaware
108-01 Rockaway Blvd LLC	Delaware
10E53 Partner LLC	Delaware
11 Madison Avenue Owner 2 LLC	Delaware
11 Madison Avenue Owner 3 LLC	Delaware
11 Madison Avenue Owner 4 LLC	Delaware
11 Madison Avenue Owner 5 LLC	Delaware
11 Madison Avenue Owner 6 LLC	Delaware
11 Madison Avenue Owner LLC	Delaware
11 Madison Holding LLC	Delaware
11 Madison Investor II LLC	Delaware
11 Madison Investor LLC	Delaware
11 Madison Member LLC	Delaware
11 Madison Principal 5 LLC	Delaware
102 Greene Holdings LLC	Delaware
102 Greene Owner LLC	Delaware, New York
110 E 42nd GP LLC	Delaware
110 E 42nd Holdco LLC	Delaware
110 E 42nd LPA LLC	Delaware
110 E 42nd Mezz II LP	Delaware
110 E42 Garage Owner LLC	Delaware
11W34 Investor LLC	Delaware
115 Spring Mezz LLC	Delaware
121 GREENE RETAIL OWNER LLC	Delaware
125 Chubb Holdings LLC (f/k/a SLG 114 Fifth Funding LLC)	Delaware
125 Park Owner LLC (f/k/a SLG 125 Park LLC)	Delaware
131 Spring Fee Owner LLC	Delaware
131 Spring Owner LLC	Delaware
150 Grand Owner LLC	Delaware
183 Broadway Owner LLC	Delaware
187 Broadway Owner LLC	Delaware
1515 Broadway GP, LLC	Delaware
1515 Broadway Mezzanine Owner LP	Delaware
1515 BROADWAY OWNER LP	Delaware
1515 Office TRS Corp.	Delaware
1515 Promote LLC	Delaware
1515 SLG Optionee LLC	Delaware
1515 SLG PRIVATE REIT I LLC	Delaware

Entity Name	State of Incorporation
1515 SLG Private REIT LLC	Delaware
16 Court Street Member LLC	Delaware
16 Court Street Owner LLC	Delaware
1640 Flatbush Owner LLC	Delaware
1640 Green Member LLC	Delaware
180 Maiden Member LLC	Delaware
187 Broadway Air Rights Owner LLC	Delaware
21E66 LT Investor LLC	Delaware
21E66 MM Investor LLC	Delaware
21E66 MM TRS LLC	Delaware
245 Park Member LLC	Delaware
33/34 West Owner LLC	Delaware
30 E 40th Street Development LLC	Delaware
30 E 40th Ground Lessee LLC	Delaware
30 E 40th Street JV LLC	Delaware
300 Main Lessee LLC	Delaware
304 PAS Holdings LLC	Delaware
304 PAS Owner LLC	Delaware
315 W 36 Member LLC	Delaware
333 East 22 Green Member LLC	Delaware
333 East 22 Lessee LLC	Delaware
333W34 SLG Owner LLC	Delaware
388 Realty Owner LLC	Delaware
388 SLG Investor LLC	Delaware
43rd Operator LLC	Delaware
400 E57 Fee Owner LLC	Delaware
400 E58 Owner LLC	Delaware
50 East 72 Owner LLC	Delaware
530 PARTICIPATION LLC	Delaware, New York
530 Pref Investor LLC	Delaware, New York
55W46 Investor LLC	Delaware
55W46 Member LLC	Delaware
574 Fifth Avenue Lessee LLC	Delaware
605 Green Member LLC	Delaware, New York
635 MADISON FEE OWNER LLC	Delaware, New York
635 Sixth Mezz LLC	Delaware
641 Sixth Fee Owner LLC	Delaware
641 Sixth Mezzanine LLC	Delaware
641 Sixth Owners LLC	Delaware
673 Interest Holder LLC	Delaware
712 Madison Holdco LLC	Delaware
719 Seventh Owner LLC	Delaware
750 Third Owner LLC	Delaware
752 Madison Member LLC	Delaware
752 Madison TRS LLC	Delaware
762 Madison Owner LLC	Delaware
885 Third Fee LLC	Delaware
885 Third Lot A Owner LLC	Delaware
885 Third Owner LLC	Delaware

Entity Name	State of Incorporation
919 Ground Lease Member LLC	Delaware
981 THIRD DEVELOPMENT LLC	Delaware, New York
985 Third Development LLC	Delaware
Arden Mezz Participant LLC	Delaware
Belmont Insurance Company	New York
Concept Space LLC	Delaware
East 72nd LLC	Delaware
eEmerge, Inc	Delaware, New York
EMERGE212 125 LLC	Delaware
Emerge212 3CC LLC	Delaware
Fifth Avenue Retail Partners LLC	Delaware
Fifth Avenue Retail Properties LLC	Delaware
Fifth Avenue Retail Ultimate LLC	Delaware
GKK Manager Member Corp.	Delaware
Greater New York Property LLC	Delaware
Green 121 Member LLC	Delaware
Green 1250 Broadway Acquisition LLC	Delaware, New York
Green 1250 Broadway LLC	Delaware, New York
Green 141 Fifth Investment LLC	Delaware
Green 141 Fifth Participation Corp.	Delaware
Green 155 Member LLC	Delaware
Green 1552 Member LLC	Delaware
Green 1604 Investment LLC	Delaware
Green 379 Broadway LLC	Delaware
Green 460 Member LLC	Delaware, New York
Green 461 Fifth Lessee LLC	Delaware, New York
Green 521 Fifth Avenue Holdings LLC	Delaware
Green 521 Fifth Mezz LLC	Delaware
Green 625 Mezz Lessee LLC	Delaware
Green 650 Member LLC	Delaware
Green 673 SPE Member Inc.	New York
Green 711 Fee Manager LLC	Delaware
Green 711 LM LLC	New York
Green 711 Mortgage Manager LLC	Delaware
Green 711 Sublease Manager LLC	Delaware
Green 724 Member LLC	Delaware
Green 747 Member LLC	Delaware
Green 800 Avenue Associates, LLC	Delaware
GREEN BEEKMAN LLC	Delaware
Green Broadway Nassau LLC	Delaware
Green Broadway/34 Investment LLC	Delaware
Green Eastside Member LLC	Delaware
Green Jericho Member LLC	Delaware
Green Loan Services LLC	Delaware
Green Meadows Member LLC	Delaware
Green W 57TH ST LLC	New York
Herald Square Acquisition LLC	Delaware
Herald Square GP LLC	Delaware
Herald Square Owner LLC	Delaware

Entity Name	State of Incorporation
Jericho Promote Member LLC	Delaware
Landmark Square 1-6 LLC	Delaware
Madison/65 Owner LLC	Delaware
MEADOW RT FUNDING LLC	Delaware
Metropolitan Partners, LLC	Delaware
New Green 673 Realty LLC	New York
North 3rd Acquisition LLC	Delaware
North 3rd MM LLC	Delaware
North 3rd MM TRS LLC	Delaware
North 3rd RU Investor LLC	Delaware
One-Two Jericho Plaza Owner LLC	Delaware
One Vanderbilt Owner LLC	Delaware
OS MEADOWS MEMBER II, LLC	Delaware
OVA Developer LLC	Delaware
OVA REIT Manager LLC	Delaware
Reckson Mezz. LLC	New York
Reckson Operating Partnership, L.P.	Delaware
Second Avenue Development Member LLC	Delaware
S.L. Green Management Corp.	New York
SL Green 100 Park LLC	New York
SL Green 800 JV Member LLC	Delaware
SL Green Capital Trust I	Delaware
SL Green Funding LLC*	New York
SL Green Investor LLC	Delaware
SL Green Management LLC	Delaware, New York
SL Green Operating Partnership L.P.	Delaware, New York
SL Green Realty Acquisition LLC	Delaware, New York
SL Green Realty Corp.	Maryland, New York
SL Green Servicing Corp.	Delaware
SL Green 800 Third Member LLC	Delaware
SLG 101 INVESTOR LLC	Delaware
SLG 1372 BROADWAY GP LLC	Delaware
SLG 1372 Broadway Limited Partner LLC	Delaware
SLG 1515 Broadway Finance LLC	Delaware
SLG 16 Court Street LLC	Delaware
SLG 16 Court Street 2 LLC	Delaware
SLG 2 Herald LLC	Delaware
SLG 2 Herald Manager LLC	Delaware
SLG 220 News Lessee LLC	Delaware
SLG 220 News MZ LLC	Delaware, New York
SLG 220 News Owner LLC	Delaware, New York
SLG 315 West LLC	Delaware
SLG 388 Greenwich Promote LLC	Delaware
SLG 388 Greenwich Shareholder LLC	Delaware
SLG 48 E. 43rd LLC	Delaware
SLG 500 West Putnam Owner LLC	Delaware
SLG 600 Lexington Interest Owner LLC	Delaware
SLG 600 Lexington Owner LLC	Delaware
SLG 600 Lexington Promote LLC	Delaware

Entity Name	State of Incorporation
SLG 600 Lexington SH LLC	Delaware
SLG 609 Fifth LLC	Delaware
SLG 625 Lessee LLC	Delaware
SLG 7 Renaissance Member LLC	Delaware
SLG 711 Fee LLC	New York
SLG 711 Third LLC	New York
SLG 711 Third Sublandlord LLC	Delaware
SLG 717 Fifth Member LLC	Delaware
SLG 885 Third Manager LLC	Delaware
SLG Arden Mezz 1 LLC	Delaware
SLG Asset Management Fee LLC	Delaware, New York
SLG Elevator Holdings LLC	New York
SLG Funding REIT LLC*	Delaware
SLG Gramercy Services LLC	Delaware
SLG Graybar LLC	Delaware
SLG Graybar Mesne Lease Corp	New York
SLG Graybar Mesne Lease I LLC	Delaware
SLG Graybar Mesne Lease LLC	New York
SLG Graybar New Ground Lessee LLC	Delaware
SLG Graybar New Lessee LLC	Delaware
SLG Graybar Sublease Corp	New York
SLG Graybar Sublease LLC	New York
SLG IRP Realty LLC	New York
SLG LeaseCo Member LLC	Delaware
SLG Lightpath LLC	Delaware
SLG Madison Investment LLC	Delaware
SLG Manager LLC	Delaware, New York
SLG One Park Shareholder II LLC	Delaware
SLG One Park Shareholder LLC	Delaware
SLG OpCo Holdings LLC	Delaware
SLG OpCo Member LLC	Delaware
SLG Park Avenue Investor LLC	Delaware
SLG Protective TRS Corp	Delaware, New York
SLG RSVP Member LLC	Delaware
SLG Tower 45 LLC	Delaware
Structured Finance TRS Corp.	Delaware

* The purpose of this entity is to engage in debt and preferred equity finance investments through various wholly-owned subsidiaries which are not included on this list.